                                  EXHIBIT 99


                            COMPUTATIONAL MATERIALS

                        Revised Computational Materials

                                    [LOGO]

                         PP&L TRANSITION BONDS 1999-1

                    $2,420,000,000 Fixed Rate Class A Notes

                     NOTE:  REDS ARE CURRENTLY AVAILABLE.
                  WEBSITE AVAILABLE AT:  www.pplresources.com

        BLOOMBERG ROADSHOW:  MSRD ((go)), 2 ((go)), 1 ((go)), 2 ((go))


                        ______________________________
Investor Conference Calls:
            Standard & Poors, Thursday, July 22, 2:30 pm
            Fitch IBCA, Friday, July 23, 11:00 am

--------------------------------------------------------------------------------
Morgan Stanley DEAN WITTER     [WORLD MAP APPEARS HERE]   [LOGO]  JULY 23, 1999
Asset Backed Securities Group
ABS Capital Markets Desk
--------------------------------------------------------------------------------

              $2.42 Billion PP&L Transition Bonds, Series 1999-1

                                  PP&L, Inc.
                              (Seller & Servicer)

                            Transaction Highlights
                            ----------------------

     ------------------------------------------------------------------------------------------------------------------------------
                                           Expected
                                            Ratings          Average                                 Expected
     Class                 Tranche       (Moody's/S&P/    Life/Modified        Payment    Expected    Legal                Price
       a        Size         Type            Fitch)          Duration          Window       Final     Final    Benchmark   Talk
     ------------------------------------------------------------------------------------------------------------------------------
     A-1     $297,000,000  Sequential   Aaa/AAA/AAA     1.00 yrs./0.95 yrs.  16 months    03/25/01   03/25/03               +[    ]
     ------------------------------------------------------------------------------------------------------------------------------
     A-2      177,000,000  Sequential   Aaa/AAA/AAA     2.00 yrs./1.84 yrs.  10 months    12/26/01   12/26/03               +[    ]
     ------------------------------------------------------------------------------------------------------------------------------
     A-3      306,000,000  Sequential   Aaa/AAA/AAA     3.00 yrs./2.66 yrs.  16 months    03/25/03   03/25/05               +[    ]
     ------------------------------------------------------------------------------------------------------------------------------
     A-4      201,000,000  Sequential   Aaa/AAA/AAA     4.00 yrs./3.44 yrs.  10 months    12/26/03   12/26/05               +[    ]
     ------------------------------------------------------------------------------------------------------------------------------
     A-5      314,000,000  Sequential   Aaa/AAA/AAA     5.00 yrs./4.15 yrs.  16 months    03/25/05   03/25/07               +[    ]
     ------------------------------------------------------------------------------------------------------------------------------
     A-6      221,000,000  Sequential   Aaa/AAA/AAA     6.00 yrs./4.81 yrs.  10 months    12/26/05   12/26/07               +[    ]
     ------------------------------------------------------------------------------------------------------------------------------
     A-7      455,000,000  Sequential   Aaa/AAA/AAA     7.22 yrs./5.55 yrs.  19 months    06/25/07   06/25/09               +[    ]
     ------------------------------------------------------------------------------------------------------------------------------
     A-8      449,000,000  Sequential   Aaa/AAA/AAA     8.74 yrs./6.38 yrs.  19 months    12/26/08   06/25/09               +[    ]
     ------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Book-Running Manager:   MORGAN STANLEY DEAN WITTER
Co-Managers:            Credit Suisse First Boston, Merrill Lynch & Co.,
                        Salomon Smith Barney (Senior Co-Managers); Banc One
                        Capital Markets, Inc., Chase Securities, Inc., First
                        Union Capital Markets, Corp., Mellon Financial Markets,
                        Inc. (Co-Managers);
                        Pryor McClendon, Counts & Co., Inc., Janey Montgomery
                        Scott Inc. (Junior Co-Managers)
Expected Pricing:       [July 28-29, 1999].  Transition Bonds priced to
                        maturity.
Expected Settlement:    [August 10, 1999], settling flat through DTC, Cedel
                        and Euroclear
Interest Payments:      Quarterly, on or about the 25th of each March, June,
                        September, and December
Principal Payments:     Quarterly, on the 25th of each March, June, September,
                        and December
First Interest Payment: December 27, 1999

     This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by PP&L, Inc. with respect to the expected characteristics of the intangible transition property securing these securities. The actual characteristics and performance of the intangible transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the intangible transition property contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
     Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------
Morgan Stanley DEAN WITTER     [WORLD MAP APPEARS HERE]   [LOGO]  JULY 23, 1999
Asset Backed Securities Group
ABS Capital Markets Desk
--------------------------------------------------------------------------------

First Principal Payment:  December 27, 1999
Day Count Basis:          90/360

Credit Enhancement:          Mandatory true-up mechanism - enables rates charged
                             to customers to be adjusted to cover scheduled debt service, fund overcollateralization and replenish capital subaccount

                             Capital subaccount (upfront deposit of 0.5% of initial aggregate principal balance)

                             Overcollateralization subaccount (initially, $0, targeted to be funded in equal increments of $327,027 over expected life of Transition Bonds)

True-Up Adjustments:                                           Adjustment
                                  True-up Frequency              Dates
                          -------------------------------   --------------------
                                      Annually                 1/1/00 - 1/1/08
                                      Quarterly                7/1/08 & 10/1/08
                                      Monthly                  1/1/09 - 5/1/09
Optional Clean-up Call:   5% of initial aggregate principal balance.
ERISA Eligibility:        All classes, subject to applicable ERISA exemptions.
--------------------------------------------------------------------------------

     This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by PP&L, Inc. with respect to the expected characteristics of the intangible transition property securing these securities. The actual characteristics and performance of the intangible transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the intangible transition property contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
     Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
Morgan Stanley DEAN WITTER
Asset Backed Securities Group [WORLD MAP APPEARS HERE] [LOGO] July 23, 1999 ABS Capital Markets Desk
--------------------------------------------------------------------------------


                Projected Transition Bond Amortization Schedule
                -----------------------------------------------

PP&L will file true-up requests with the PPUC to adjust ITCs so that, among other things, the actual class balance matches the projected class balance by the appropriate payment date.

                    Class A-1      Class A-2      Class A-3       Class A-4
                    ---------      ---------      ---------       ---------
Distribution Date
-----------------
     Aug-99        297,000,000    177,000,000    306,000,000     201,000,000
     Dec-99        266,559,565    177,000,000    306,000,000     201,000,000
     Mar-00        204,053,410    177,000,000    306,000,000     201,000,000
     Jun-00        143,704,566    177,000,000    306,000,000     201,000,000
     Sep-00         91,116,434    177,000,000    306,000,000     201,000,000
     Dec-00         38,762,414    177,000,000    306,000,000     201,000,000
     Mar-01                  -    149,751,138    306,000,000     201,000,000
     Jun-01                  -     86,247,750    306,000,000     201,000,000
     Sep-01                  -     30,384,692    306,000,000     201,000,000
     Dec-01                  -              -    280,655,795     201,000,000
     Mar-02                  -              -    212,647,481     201,000,000
     Jun-02                  -              -    148,378,754     201,000,000
     Sep-02                  -              -     91,469,269     201,000,000
     Dec-02                  -              -     34,620,851     201,000,000
     Mar-03                  -              -              -     166,001,060
     Jun-03                  -              -              -      99,184,917
     Sep-03                  -              -              -      39,527,611
     Dec-03                  -              -              -               -
     Mar-04                  -              -              -               -
     Jun-04                  -              -              -               -
     Sep-04                  -              -              -               -
     Dec-04                  -              -              -               -
     Mar-05                  -              -              -               -
     Jun-05                  -              -              -               -
     Sep-05                  -              -              -               -
     Dec-05                  -              -              -               -
     Mar-06                  -              -              -               -
     Jun-06                  -              -              -               -
     Sep-06                  -              -              -               -
     Dec-06                  -              -              -               -
     Mar-07                  -              -              -               -
     Jun-07                  -              -              -               -
     Sep-07                  -              -              -               -
     Dec-07                  -              -              -               -
     Mar-08                  -              -              -               -
     Jun-08                  -              -              -               -
     Sep-08                  -              -              -               -
     Dec-08                  -              -              -               -

     This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by PP&L, Inc. with respect to the expected characteristics of the intangible transition property securing these securities. The actual characteristics and performance of the intangible transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the intangible transition property contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
Morgan Stanley DEAN WITTER
Asset Backed Securities Group [WORLD MAP APPEARS HERE] [LOGO] July 23, 1999 ABS Capital Markets Desk
--------------------------------------------------------------------------------

            Projected Transition Bond Amortization Schedule (cont.)
            ------------------------------------------------------

PP&L will file true-up requests with the PPUC to adjust ITCs so that, among other things, the actual class balance matches the projected class balance by the appropriate payment date.

                            Class A-5    Class A-6    Class A-7    Class A-8
                           -----------  -----------  -----------  -----------
Distribution Date
     Aug-99                314,000,000  221,000,000  455,000,000  449,000,000
     Dec-99                314,000,000  221,000,000  455,000,000  449,000,000
     Mar-00                314,000,000  221,000,000  455,000,000  449,000,000
     Jun-00                314,000,000  221,000,000  455,000,000  449,000,000
     Sep-00                314,000,000  221,000,000  455,000,000  449,000,000
     Dec-00                314,000,000  221,000,000  455,000,000  449,000,000
     Mar-01                314,000,000  221,000,000  455,000,000  449,000,000
     Jun-01                314,000,000  221,000,000  455,000,000  449,000,000
     Sep-01                314,000,000  221,000,000  455,000,000  449,000,000
     Dec-01                314,000,000  221,000,000  455,000,000  449,000,000
     Mar-02                314,000,000  221,000,000  455,000,000  449,000,000
     Jun-02                314,000,000  221,000,000  455,000,000  449,000,000
     Sep-02                314,000,000  221,000,000  455,000,000  449,000,000
     Dec-02                314,000,000  221,000,000  455,000,000  449,000,000
     Mar-03                314,000,000  221,000,000  455,000,000  449,000,000
     Jun-03                314,000,000  221,000,000  455,000,000  449,000,000
     Sep-03                314,000,000  221,000,000  455,000,000  449,000,000
     Dec-03                293,853,466  221,000,000  455,000,000  449,000,000
     Mar-04                222,064,335  221,000,000  455,000,000  449,000,000
     Jun-04                153,456,302  221,000,000  455,000,000  449,000,000
     Sep-04                 91,747,481  221,000,000  455,000,000  449,000,000
     Dec-04                 29,941,831  221,000,000  455,000,000  449,000,000
     Mar-05                          -  178,290,889  455,000,000  449,000,000
     Jun-05                          -  109,598,598  455,000,000  449,000,000
     Sep-05                          -   47,398,746  455,000,000  449,000,000
     Dec-05                          -            -  440,033,785  449,000,000
     Mar-06                          -            -  364,376,620  449,000,000
     Jun-06                          -            -  289,717,482  449,000,000
     Sep-06                          -            -  221,531,629  449,000,000
     Dec-06                          -            -  153,076,664  449,000,000
     Mar-07                          -            -   73,171,986  449,000,000
     Jun-07                          -            -            -  445,236,212
     Sep-07                          -            -            -  374,528,973
     Dec-07                          -            -            -  303,463,119
     Mar-08                          -            -            -  222,081,081
     Jun-08                          -            -            -  144,299,279
     Sep-08                          -            -            -   72,361,647
     Dec-08                          -            -            -            -


     This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by PP&L, Inc. with respect to the expected characteristics of the intangible transition property securing these securities. The actual characteristics and performance of the intangible transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the intangible transition property contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
Morgan Stanley DEAN WITTER       [WORLD MAP APPEARS HERE] [LOGO]  JULY 23, 1999
Asset Backed Securities Group
ABS Capital Markets Desk
--------------------------------------------------------------------------------


                          Decrement Table To Maturity
                          ---------------------------

                                  Class A-1             Class A-2             Class A-3            Class A-4
                                  ---------             ---------             ---------            ---------
Distribution Date
     Aug-99                          100                   100                  100                   100
     Dec-99                           90                   100                  100                   100
     Mar-00                           69                   100                  100                   100
     Jun-00                           48                   100                  100                   100
     Sep-00                           31                   100                  100                   100
     Dec-00                           13                   100                  100                   100
     Mar-01                            -                    85                  100                   100
     Jun-01                            -                    49                  100                   100
     Sep-01                            -                    17                  100                   100
     Dec-01                            -                     -                   92                   100
     Mar-02                            -                     -                   69                   100
     Jun-02                            -                     -                   48                   100
     Sep-02                            -                     -                   30                   100
     Dec-02                            -                     -                   11                   100
     Mar-03                            -                     -                    -                    83
     Jun-03                            -                     -                    -                    49
     Sep-03                            -                     -                    -                    20
     Dec-03                            -                     -                    -                     -
     Mar-04                            -                     -                    -                     -
     Jun-04                            -                     -                    -                     -
     Sep-04                            -                     -                    -                     -
     Dec-04                            -                     -                    -                     -
     Mar-05                            -                     -                    -                     -
     Jun-05                            -                     -                    -                     -
     Sep-05                            -                     -                    -                     -
     Dec-05                            -                     -                    -                     -
     Mar-06                            -                     -                    -                     -
     Jun-06                            -                     -                    -                     -
     Sep-06                            -                     -                    -                     -
     Dec-06                            -                     -                    -                     -
     Mar-07                            -                     -                    -                     -
     Jun-07                            -                     -                    -                     -
     Sep-07                            -                     -                    -                     -
     Dec-07                            -                     -                    -                     -
     Mar-08                            -                     -                    -                     -
     Jun-08                            -                     -                    -                     -
     Sep-08                            -                     -                    -                     -
     Dec-08                            -                     -                    -                     -

This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by PP&L, Inc. with respect to the expected characteristics of the intangible transition property securing these securities. The actual characteristics and performance of the intangible transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the intangible transition property contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
Morgan Stanley DEAN WITTER       [WORLD MAP APPEARS HERE] [LOGO]  JULY 23, 1999
Asset Backed Securities Group
ABS Capital Markets Desk
--------------------------------------------------------------------------------

                      Decrement Table To Maturity (cont.)
                      ------------------------------------

                                  Class A-5             Class A-6            Class A-7             Class A-8
                                  ---------             ---------            ---------             ---------
Distribution Date
     Aug-99                          100                  100                  100                     100
     Dec-99                          100                  100                  100                     100
     Mar-00                          100                  100                  100                     100
     Jun-00                          100                  100                  100                     100
     Sep-00                          100                  100                  100                     100
     Dec-00                          100                  100                  100                     100
     Mar-01                          100                  100                  100                     100
     Jun-01                          100                  100                  100                     100
     Sep-01                          100                  100                  100                     100
     Dec-01                          100                  100                  100                     100
     Mar-02                          100                  100                  100                     100
     Jun-02                          100                  100                  100                     100
     Sep-02                          100                  100                  100                     100
     Dec-02                          100                  100                  100                     100
     Mar-03                          100                  100                  100                     100
     Jun-03                          100                  100                  100                     100
     Sep-03                          100                  100                  100                     100
     Dec-03                           94                  100                  100                     100
     Mar-04                           71                  100                  100                     100
     Jun-04                           49                  100                  100                     100
     Sep-04                           29                  100                  100                     100
     Dec-04                           10                  100                  100                     100
     Mar-05                            -                   81                  100                     100
     Jun-05                            -                   50                  100                     100
     Sep-05                            -                   21                  100                     100
     Dec-05                            -                    -                   97                     100
     Mar-06                            -                    -                   80                     100
     Jun-06                            -                    -                   64                     100
     Sep-06                            -                    -                   49                     100
     Dec-06                            -                    -                   34                     100
     Mar-07                            -                    -                   16                     100
     Jun-07                            -                    -                    -                      99
     Sep-07                            -                    -                    -                      83
     Dec-07                            -                    -                    -                      68
     Mar-08                            -                    -                    -                      49
     Jun-08                            -                    -                    -                      32
     Sep-08                            -                    -                    -                      16
     Dec-08                            -                    -                    -                       -

This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by PP&L, Inc. with respect to the expected characteristics of the intangible transition property securing these securities. The actual characteristics and performance of the intangible transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the intangible transition property contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
Morgan Stanley DEAN WITTER       [WORLD MAP APPEARS HERE] [LOGO]  JULY 23, 1999
Asset Backed Securities Group
ABS Capital Markets Desk
--------------------------------------------------------------------------------

           Average Life Sensitivity to Decreases in Forecasted Sales
          ----------------------------------------------------------

     The following table highlights the sensitivity of the average lives of the various classes to decreases in forecasted sales.

                     Targeted        Annual Declines in Forecasted Energy Consumption
                                  --------------------------------------------------------
  Class               Avg. Life        0%           5%           10%          15%
----------            ---------   ---------     ---------    ----------   ----------------
   A-1              1.0 yr.      1.0 yr.       1.0 yr.      1.0 yr.      1.1 yr.
   A-2              2.0          2.0           2.0          2.1          2.2
   A-3              3.0          3.0           3.0          3.1          3.2
   A-4              4.0          4.0           4.0          4.1          4.2
   A-5              5.0          5.0           5.0          5.1          5.2
   A-6              6.0          6.0           6.0          6.1          6.2
   A-7              7.2          7.2           7.2          7.3          7.4
   A-8              8.7          8.7           8.7          8.8          8.8

This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by PP&L, Inc. with respect to the expected characteristics of the intangible transition property securing these securities. The actual characteristics and performance of the intangible transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the intangible transition property contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.